Loans Receivable	12 Months Ended
Sep. 30, 2012
Loans Receivable [Abstract]
LOANS RECEIVABLE

(6) LOANS RECEIVABLE

The Bank has traditionally concentrated its lending activities on mortgage loans secured by residential and business property and, to a lesser extent, development lending. Residential mortgage loans have either long-term fixed or adjustable rates. The Bank also has a portfolio of mortgage loans that are secured by multifamily, construction, development, and commercial real estate properties. The remaining part of North American’s loan portfolio consists of non-mortgage commercial and installment loans. The following table presents the Bank’s total loans receivable at September 30. Dollar amounts are expressed in thousands.

	2012	2011
HELD FOR INVESTMENT
Mortgage loans:
Permanent loans on:
Residential properties	$331,310	329,715
Business properties	321,559	409,737
Partially guaranteed by VA or insured by FHA	3,950	3,947
Construction and development	110,718	181,663

Total mortgage loans	767,537	925,062
Commercial loans	17,570	80,937
Installment loans and lease financing to individuals	7,753	9,028

Total loans receivable held for investment	792,860	1,015,027
Less:
Undisbursed loan funds	(21,014)	(20,944)
Unearned discounts and fees on loans, net of deferred costs	(5,245)	(6,683)

Net loans receivable held for investment	$766,601	987,400

	2012	2011
HELD FOR SALE
Mortgage loans:
Permanent loans on:
Residential properties	$163,834	115,434

Included in the loans receivable balances are participating interests in mortgage loans and wholly owned mortgage loans serviced by other institutions of approximately $4.1 million and $5.3 million at September 30, 2012 and 2011, respectively.

Whole loans and participations serviced for others were approximately $27.3 million and $65.5 million at September 30, 2012 and 2011, respectively. Loans serviced for others are not included in the accompanying consolidated balance sheets.

First mortgage loans were pledged to secure FHLB advances in the amount of approximately $508.9 million and $638.2 million at September 30, 2012 and 2011, respectively.

Aggregate loans to executive officers, directors and their associates, including companies in which they have partial ownership interest, did not exceed 5% of equity as of September 30, 2012 and 2011. Such loans were made under terms and conditions substantially the same as loans made to parties not affiliated with the Bank.

Proceeds from the sale of loans receivable held for sale during fiscal 2012, 2011 and 2010, were $1,850.0 million, $1,693.0 million, and $1,703.7 million, respectively. In fiscal 2012, the Bank realized gross gains of $48.8 million and $2,000 of gross losses. In fiscal 2011, the Bank realized gross gains of $29.4 million and $140,000 of gross losses. In fiscal 2010, the Bank realized gross gains of $36.6 million and gross losses of $17,000 on those sales

Lending Practices and Underwriting Standards

Residential real estate loans—The Bank offers a range of residential loan programs, including programs offering loans guaranteed by the Veterans Administration (“VA”) and loans insured by the Federal Housing Administration (“FHA”). The Bank’s residential loans come from several sources. The loans that the Bank originates are generally a result of direct solicitations of real estate brokers, builders, developers, or potential borrowers via the internet. North American periodically purchases real estate loans from other financial institutions or mortgage bankers.

The Bank’s residential real estate loan underwriters are grouped into three different levels, based upon each underwriter’s experience and proficiency. Underwriters within each level are authorized to approve loans up to prescribed dollar amounts. Any loan over $1 million must also be approved by either the CEO or the EVP/Chief Credit Officer. Conventional residential real estate loans are underwritten using FNMA’s Desktop Underwriter or FHLMC’s Loan Prospector automated underwriting systems, which analyze credit history, employment and income information, qualifying ratios, asset reserves, and loan-to-value ratios. If a loan does not meet the automated underwriting standards, it is underwritten manually. Full documentation to support each applicant’s credit history, income, and sufficient funds for closing is required on all loans. An appraisal report, performed in conformity with the Uniform Standards of Professional Appraisers Practice by an outside licensed appraiser, is required for all loans. Typically, the Bank requires borrowers to purchase private mortgage insurance when the loan-to-value ratio exceeds 80%.

NASB originates Adjustable Rate Mortgages (ARMs), which fully amortize and typically have initial rates that are fixed for one to seven years before becoming adjustable. Such loans are underwritten based on the initial interest rate and the borrower’s ability to repay based on the maximum first adjustment rate. Each underwriting decision takes into account the type of loan and the borrower’s ability to pay at higher rates. While lifetime rate caps are taken into consideration, qualifying ratios may not be calculated at this level due to an extended number of years required to reach the fully-indexed rate. NASB does not originate any hybrid loans, such as payment option ARMs, nor does the Bank originate any subprime loans, generally defined as high risk or loans of substantially impaired quality.

At the time a potential borrower applies for a residential mortgage loan, it is designated as either a portfolio loan, which is held for investment and carried at amortized cost, or a loan held-for-sale in the secondary market and carried at fair value. All the loans on single family property that the Bank holds for sale conform to secondary market underwriting criteria established by various institutional investors. All loans originated, whether held for sale or held for investment, conform to internal underwriting guidelines, which consider, among other things, a property’s value and the borrower’s ability to repay the loan.

Construction and development loans—Construction and land development loans are made primarily to builders/developers, who construct properties for resale. The Bank’s requirements for a construction loan are similar to those of a mortgage on an existing residence. In addition, the borrower must submit accurate plans, specifications, and cost projections of the property to be constructed. All construction and development loans are manually underwritten using NASB’s internal underwriting standards. All construction and development loans must be approved by the CEO and either the EVP/ Chief Credit Officer or SVP/Construction Lending. Prior approval is required from the Bank’s Board of Directors for newly originated construction and development loans with a proposed balance of $2.5 million or greater. The bank has adopted internal loan-to-value limits consistent with regulations, which are 65% for raw land, 75% for land development, and 85% for residential and non-residential construction. An appraisal report performed in conformity with the Uniform Standards of Professional Appraisers Practice by an outside licensed appraiser is required on all loans in excess of $250,000. Generally, the Bank will commit to an initial term of 12 to 18 months on construction loans, and an initial term of 24 to 48 months on land acquisition and development loans, with six month renewals thereafter. Interest rates on construction loans typically adjust daily and are tied to a predetermined index. NASB’s staff regularly performs inspections of each property during its construction phase to help ensure adequate progress is achieved before making scheduled loan disbursements.

When construction and development loans mature, the Bank typically considers extensions for short, six-month term periods. This allows the Bank to more frequently evaluate the loan, including creditworthiness and current market conditions and, if management believes it’s in the best interest of the Company, to modify the terms accordingly. This portfolio consists primarily of assets with rates tied to the prime rate and, in most cases, the conditions for loan renewal include an interest rate “floor” in accordance with the market conditions that exist at the time of renewal.

During the year ended September 30, 2012, the Bank renewed a number of loans within its construction and land development portfolio due to slower home and lot sales in the current economic environment. Such extensions were accounted for as Troubled Debt Restructurings (“TDRs”) if the restructuring was related to the borrower’s financial difficulty, and if the Bank made concessions that it would not otherwise consider. In order to determine whether or not a renewal should be accounted for as a TDR, management reviewed the borrower’s current financial information, including an analysis of income and liquidity in relation to debt service requirements. The large majority of these modifications did not result in a reduction in the contractual interest rate or a write-off of the principal balance (although the Bank does commonly require the borrower to make a principal reduction at renewal).

Commercial real estate loans—The Bank purchases and originates several different types of commercial real estate loans. Permanent multifamily mortgage loans on properties of 5 to 36 dwelling units have a 50% risk-weight for risk-based capital requirements if they have an initial loan-to-value ratio of not more than 80% and if their annual average occupancy rate exceeds 80%. All other performing commercial real estate loans have 100% risk-weights.

The Bank’s commercial real estate loans are secured primarily by multi-family and nonresidential properties. Such loans are manually underwritten using NASB’s internal underwriting standards, which evaluate the sources of repayment, including the ability of income producing property to generate sufficient cash flow to service the debt, the capacity of the borrower or guarantors to cover any shortfalls in operating income, and, as a last resort, the ability to liquidate the collateral in such a manner as to completely protect the Bank’s investment. All commercial real estate loans must be approved by the CEO and either the EVP/ Chief Credit Officer or SVP/Commercial Lending. Prior approval is required from the Bank’s Board of Directors for newly originated commercial loans with a proposed balance of $2.5 million or greater. Typically, loan-to-value ratios do not exceed 80%; however, exceptions may be made when it is determined that the safety of the loan is not compromised, and the rationale for exceeding this limit is clearly documented. An appraisal report performed in conformity with the Uniform Standards of Professional Appraisers Practice by an outside licensed appraiser is required on all loans in excess of $250,000. Interest rates on commercial loans may be either fixed or tied to a predetermined index and adjusted daily.

The Bank typically obtains full personal guarantees from the primary individuals involved in the transaction. Guarantor financial statements and tax returns are reviewed annually to determine their continuing ability to perform under such guarantees. The Bank typically pursues repayment from guarantors when the primary source of repayment is not sufficient to service the debt. However, the Bank may decide not to pursue a guarantor if, given the guarantor’s financial condition, it is likely that the estimated legal fees would exceed the probable amount of any recovery. Although the Bank does not typically release guarantors from their obligation, the Bank may decide to delay the decision to pursue civil enforcement of a deficiency judgment.

At least once during each calendar year, a review is prepared for each borrower relationship in excess of $5 million and for each individual loan over $1 million. Collateral inspections are obtained on an annual basis for each loan over $1 million, and on a triennial basis for each loan between $500,000 and $1 million. Financial information, such as tax returns, is requested annually for all commercial real estate loans over $500,000, which is consistent with industry practice, and the Bank believes it has sufficient monitoring procedures in place to identify potential problem loans. A loan is deemed impaired when, based on current information and events, it is probable that a creditor will be unable to collect all amounts due in accordance with the contractual terms of the loan agreement. Any loans deemed impaired, regardless of their balance, are reviewed by management at the time of the impairment determination, and monitored on a quarterly basis thereafter, including calculation of specific valuation allowances, if applicable.

Installment Loans—These loans consist primarily of loans on savings accounts and consumer lines of credit that are secured by a customer’s equity in their primary residence.

Allowance for Loan Losses

The Allowance for Loan and Lease Losses (“ALLL”) recognizes the inherent risks associated with lending activities for individually identified problem assets as well as the entire homogenous and non-homogenous loan portfolios. ALLLs are established by charges to the provision for loan losses and carried as contra assets. Management analyzes the adequacy of the allowance on a quarterly basis and appropriate provisions are made to maintain the ALLLs at adequate levels. At any given time, the ALLL should be sufficient to absorb at least all estimated credit losses on outstanding balances over the next twelve months. While management uses information currently available to determine these allowances, they can fluctuate based on changes in economic conditions and changes in the information available to management. Also, regulatory agencies review the Bank’s allowances for loan loss as part of their examination, and they may require the Bank to recognize additional loss provisions, within their regulatory filings, based on the information available at the time of their examinations.

The ALLL is determined based upon two components. The first is made up of specific reserves for loans which have been deemed impaired in accordance with GAAP. The second component is made up of general reserves for loans that are not impaired. A loan becomes impaired when management believes it will be unable to collect all principal and interest due according to the contractual terms of the loan. Once a loan has been deemed impaired, the impairment must be measured by comparing the recorded investment in the loan to the present value of the estimated future cash flows discounted at the loan’s effective rate, or to the fair value of the loan based on the loan’s observable market price, or to the fair value of the collateral if the loan is collateral dependent. Prior to the quarter ended March 31, 2012, the Bank recorded a specific allowance equal to the amount of measured impairment.

In July 2011, the Office of Thrift Supervision (“OTS”) merged with and into the Office of the Comptroller of the Currency (“OCC”), and the OCC became the Bank’s primary regulator. Beginning with the quarter ended March 31, 2012, the Bank was required to file a Consolidated Report of Condition and Income (“Call Report”) instead of the previously required Thrift Financial Report (“TFR”). With the adoption of the Call Report, the Bank was required to discontinue using specific valuation allowances on loans deemed impaired. The TFR had allowed any measured impairments to be carried as specific valuation allowances, whereas the Call Report required any measured impairments that are deemed “confirmed losses” to be charged-off and netted from their respective loan balances. For impaired loans that are collateral dependent, a “confirmed loss” is generally the amount by which the loan’s recorded investment exceeds the fair value of its collateral. If a loan is considered uncollectible, the entire balance is deemed a “confirmed loss” and is fully charged-off. During the quarter ended March 31, 2012, the Bank charged-off against ALLL the aggregate “confirmed losses” that were carried as specific valuation allowances in prior periods, and netted them against their respective loan balances for reporting purposes. This change had no impact on net loans receivable as presented in the consolidated balance sheet. In addition, this change did not materially impact the analysis of ALLL, which is described in more detail in the following paragraph, as specific valuation allowances were previously considered in the determination of historical loss ratios.

Loans that are not impaired are evaluated based upon the Bank’s historical loss experience, as well as various subjective factors, to estimate potential unidentified losses within the various loan portfolios. These loans are categorized into pools based upon certain characteristics such as loan type, collateral type and repayment source. In addition to analyzing historical losses, the Bank also evaluates the following subjective factors for each loan pool to estimate future losses: changes in lending policies and procedures, changes in economic and business conditions, changes in the nature and volume of the portfolio, changes in management and other relevant staff, changes in the volume and severity of past due loans, changes in the quality of the Bank’s loan review system, changes in the value of the underlying collateral for collateral dependent loans, changes in the level of lending concentrations, and changes in other external factors such as competition and legal and regulatory requirements. Historical loss ratios are adjusted accordingly, based upon the effect that the subjective factors have in estimated future losses. These adjusted ratios are applied to the balances of the loan pools to determine the adequacy of the ALLL each quarter. For purposes of calculating historical loss ratios, specific valuation allowances established prior to March 31, 2012, are considered charge-offs during the periods in which they are established.

The Bank does not routinely obtain updated appraisals for their collateral dependent loans that are not adversely classified. However, when analyzing the adequacy of its allowance for loan losses, the Bank considers potential changes in the value of the underlying collateral for such loans as one of the subjective factors used to estimate future losses in the various loan pools.

The following table presents the balance in the allowance for loan losses for the years ended September 30, 2012, 2011 and 2010. Dollar amounts are expressed in thousands.

		Residential	Commercial
		Held For	Real	Construction &
	Residential	Sale	Estate	Development	Commercial	Installment	Total
Allowance for loan losses:
Balance at October 1, 2011	$6,663	12	13,201	41,863	7,682	845	70,266
Provision for loan losses	5,318	(16)	7,291	1,990	(4,600)	517	10,500
Losses charged off	(5,329)	0	(15,122)	(27,966)	(2,569)	(699)	(51,685)
Recoveries	289	4	1,716	703	0	36	2,748

Balance at September 30, 2012	$6,941	0	7,086	16,590	513	699	31,829

Balance at October 1, 2010	$4,427	10	6,708	19,018	1,015	1,138	32,316
Provision for loan losses	4,076	2	8,679	29,682	6,758	197	49,394
Losses charged off	(1,840)	0	(2,186)	(7,164)	(91)	(499)	(11,780)
Recoveries	0	0	0	327	0	9	336

Balance at September 30, 2011	$6,663	12	13,201	41,863	7,682	845	70,266

Balance at October 1, 2009	$3,680	0	8,936	6,272	1,123	688	20,699
Provision for loan losses	4,117	10	(505)	26,185	65	628	30,500
Losses charged off	(3,371)	0	(1,723)	(13,439)	(173)	(178)	(18,884)
Recoveries	1	0	0	0	0	0	1

Balance at September 30, 2010	$4,427	10	6,708	19,018	1,015	1,138	32,316

The following table presents the balance in the allowance for loan losses and the recorded investment in loans based on portfolio segment and impairment method at September 30, 2012. Dollar amounts are expressed in thousands.

		Residential	Commercial
		Held For	Real	Construction &
	Residential	Sale	Estate	Development	Commercial	Installment	Total
Allowance for loan losses:
Ending balance of allowance for loan losses related to loans:
Individually evaluated for impairment	$975	0	7	42	0	0	1,024

Collectively evaluated for impairment	$5,966	0	7,079	16,548	513	699	30,805

Acquired with deteriorated credit quality	$0	0	0	0	0	0	0

Loans:
Balance at September 30, 2012	$332,320	163,834	319,272	89,689	17,567	7,753	930,435

Ending balance:
Loans individually evaluated for impairment	$18,440	0	24,895	42,267	0	69	85,671

Loans collectively evaluated for impairment	$310,635	163,834	294,377	47,422	17,567	7,684	841,519

Loans acquired with Deteriorated credit quality	$3,245	0	0	0	0	0	3,245

The following table presents the balance in the allowance for loan losses and the recorded investment in loans based on portfolio segment and impairment method at September 30, 2011. Dollar amounts are expressed in thousands.

		Residential	Commercial
		Held For	Real	Construction &
	Residential	Sale	Estate	Development	Commercial	Installment	Total
Allowance for loan losses:
Ending balance of allowance for loan losses related to loans:
Individually evaluated for impairment	$1,498	12	4,871	28,031	4,038	640	39,090

Collectively evaluated for impairment	$5,165	0	8,330	13,832	3,644	205	31,176

Acquired with deteriorated credit quality	$0	0	0	0	0	0	0

Loans:
Balance at September 30, 2011	$330,077	115,434	405,745	162,021	80,555	9,002	1,102,834

Ending balance:
Loans individually evaluated for impairment	$11,124	12	21,653	108,355	8,714	702	150,560

Loans collectively evaluated for impairment	$316,437	115,422	384,092	53,666	71,841	8,300	949,758

Loans acquired with Deteriorated credit quality	$2,516	0	0	0	0	0	2,516

Classified Assets, Delinquencies, and Non-accrual Loans

Classified assets—In accordance with the Bank’s asset classification system, problem assets are classified with risk ratings of either “substandard,” “doubtful,” or “loss.” An asset is considered substandard if it is inadequately protected by the borrower’s ability to repay, or the value of collateral. Substandard assets include those characterized by a possibility that the institution will sustain some loss if the deficiencies are not corrected. Assets classified as doubtful have the same weaknesses of those classified as substandard with the added characteristic that the weaknesses present make collection or liquidation in full, on the basis of currently existing facts, conditions, and values, highly questionable and improbable. Assets classified as loss are considered uncollectible and of little value. Prior to the quarter ended March 31, 2012, the Bank established a specific valuation allowance for such assets. In conjunction with the adoption of the Call Report during the quarter ended March 31, 2012, such assets are charged-off against the ALLL at the time they are deemed to be a “confirmed loss.”

In addition to the risk rating categories for problem assets noted above, loans may be assigned a risk rating of “pass,” “pass-watch,” or “special mention.” The pass category includes loans with borrowers and/or collateral that is of average quality or better. Loans in this category are considered average risk and satisfactory repayment is expected. Assets classified as pass-watch are those in which the borrower has the capacity to perform according to the terms and repayment is expected. However, one or more elements of uncertainty exist. Assets classified as special mention have a potential weakness that deserves management’s close attention. If left undetected, the potential weakness may result in deterioration of repayment prospects.

Each quarter, management reviews the problem loans in its portfolio to determine whether changes to the asset classifications or allowances are needed. The following table presents the credit risk profile of the Company’s loan portfolio based on risk rating category as of September 30, 2012. Dollar amounts are expressed in thousands.

		Residential	Commercial
		Held For	Real	Construction &
	Residential	Sale	Estate	Development	Commercial	Installment	Total
Rating:
Pass	$283,771	163,834	256,158	14,370	1,318	7,621	727,072
Pass – Watch	11,076	0	28,439	19,054	0	0	58,569
Special Mention	4,689	0	323	0	0	0	5,012
Substandard	32,011	0	34,352	56,261	16,249	132	139,005
Doubtful	773	0	0	4	0	0	777
Loss	0	0	0	0	0	0	0

Total	$332,320	163,834	319,272	89,689	17,567	7,753	930,435

The following table presents the credit risk profile of the Company’s loan portfolio based on risk rating category as of September 30, 2011. Dollar amounts are expressed in thousands.

		Residential	Commercial
		Held For	Real	Construction &
	Residential	Sale	Estate	Development	Commercial	Installment	Total
Rating:
Pass	$312,206	115,422	351,132	28,668	48,822	8,237	864,487
Pass – Watch	2,325	0	12,864	16,187	0	0	31,376
Special Mention	1,268	0	10,810	353	23,020	31	35,482
Substandard	12,780	0	26,068	88,782	4,675	94	132,399
Doubtful	0	0	0	0	0	0	0
Loss	1,498	12	4,871	28,031	4,038	640	39,090

Total	$330,077	115,434	405,745	162,021	80,555	9,002	1,102,834

The following table presents the Company’s loan portfolio aging analysis as of September 30, 2012. Dollar amounts are expressed in thousands.

	30-59 Days Past Due	60-89 Days Past Due	Greater Than 90 Days Past Due	Total Past Due	Current	Total Loans Receivable	Total Loans > 90 Days & Accruing
Residential	$1,727	1,439	16,430	19,596	312,724	332,320	5,183
Residential held for sale	0	0	0	0	163,834	163,834	0
Commercial real estate	217	714	6,082	7,013	312,259	319,272	0
Construction & development	567	633	5,487	6,687	83,002	89,689	1,931
Commercial	0	0	0	0	17,567	17,567	0
Installment	181	67	64	312	7,441	7,753	0

Total	$2,692	2,853	28,063	33,608	896,827	930,435	7,114

The following table presents the Company’s loan portfolio aging analysis as of September 30, 2011. Dollar amounts are expressed in thousands.

	30-59 Days Past Due	60-89 Days Past Due	Greater Than 90 Days Past Due	Total Past Due	Current	Total Loans Receivable	Total Loans > 90 Days & Accruing
Residential	$3,678	1,875	10,407	15,960	314,117	330,077	0
Residential held for sale	0	1	1	2	115,432	115,434	0
Commercial real estate	4,013	0	5,671	9,684	396,061	405,745	0
Construction & development	0	259	17,056	17,315	144,706	162,021	0
Commercial	0	0	8,067	8,067	72,488	80,555	0
Installment	13	19	69	101	8,901	9,002	0

Total	$7,704	2,154	41,271	51,129	1,051,705	1,102,834	0

When a loan becomes 90 days past due, or when full payment of interest and principal is not expected, the Bank stops accruing interest and establishes a reserve for the interest accrued-to-date. In some instances, a loan may become 90 days past due if it has exceeded its maturity date but the Bank and borrower are still negotiating the terms of an extension agreement. In those instances, the Bank typically continues to accrue interest, provided the borrower has continued making interest payments after the maturity date and full payment of interest and principal is expected. The following table presents the Company’s nonaccrual loans at September 30. This table does not include purchased impaired loans or troubled debt restructurings that are performing. Dollar amounts are expressed in thousands.

	2012	2011
Residential	$23,147	10,407
Residential held for sale	0	1
Commercial real estate	20,952	5,671
Construction & development	30,606	17,056
Commercial	0	8,067
Installment	62	69

Total	$74,767	41,271

Gross interest income would have increased by $1.2 million, $2.8 million and $1.8 million for the years ended September 30, 2012, 2011 and 2010, respectively, if the nonaccrual loans had been performing.

During the quarter ended March 31, 2012, the Company’s nonaccrual loans increased $41.4 million. This increase resulted from management’s decision to move certain impaired collateral dependent loans secured by land development properties to nonaccrual, even though the majority of such loans were current and paying in accordance with their contractual terms. Due to the continued deterioration in the real estate markets, further declines in the value of collateral securing these loans are possible. In accordance with GAAP, such loans have been charged-down to the fair value of their underlying collateral, and therefore, the recorded investment in the loan is deemed fully collectable at September 30, 2012. Interest income is recognized on a cash-basis as payments are received.

As of September 30, 2012, $58.7 million (78.6%) of the loans classified as nonaccrual were current and paying as agreed.

A loan becomes impaired when management believes it will be unable to collect all principal and interest due according to the contractual terms of the loan. A restructuring of debt is considered a TDR if, because of a debtor’s financial difficulty, a creditor grants concessions that it would not otherwise consider. Loans modified in troubled debt restructurings are also considered impaired. Concessions granted in a TDR could include a reduction in interest rate on the loan, payment extensions, forgiveness of principal, forbearance or other actions intended to maximize collection. Once a loan has been deemed impaired, the impairment must be measured by comparing the recorded investment in the loan to the present value of the estimated future cash flows discounted at the loan’s effective rate, or to the fair value of the loan based on the loan’s observable market price, or to the fair value of the collateral if the loan is collateral dependent.

During the quarter ended September 30, 2012, the Company modified one residential loan with a recorded investment of $408,000 prior to modification, which was deemed to be a TDR. This modification, which required a $64,000 principal pay-down, lowered the interest rate and reduced the amortization term. The loan was deemed collateral dependent, and the modification did not result in any measured impairment or specific allowances. In addition, the Company modified four residential loans with a total recorded investment of $1.1 million prior to modification, which were deemed to be TDRs. The modifications resulted in a reduction in the interest rate and a three year extension of the maturity date. Prior to modification, the loans were deemed impaired and collateral dependent. Therefore, they were being carried at the fair value of the underlying collateral and no additional impairment of specific valuation allowances were required. The Company also modified ten construction and land development loans with a recorded investment of $4.7 million prior to modification which had previously been deemed TDRs and continued to be TDRs following the current modification. These modifications were the result of extensions, typically for a six-month period, and did not result in a reduction in the contractual interest rate or a write-off of the principal balance. Such loans are considered collateral dependent and were being carried at the fair value of the underlying collateral prior to modification. In addition, the Company agreed to modify three commercial loans with a recorded investment of $9.6 million prior to modification, which were deemed to be TDRs. The modifications reduced the interest rate and extended the maturity date. The loans are considered collateral dependent, and the modifications resulted in a total measured impairment of $1.0 million, which was charged-off, based upon the fair value of the underlying collateral.

During the quarter ended June 30, 2012, the Company modified one residential loan with a recorded investment of $400,000 prior to modification, which was deemed to be a TDR. This modification, which was the result of a bankruptcy proceeding, resulted in a $269,000 reduction in the principal balance of the loan, a reduction in the interest rate, and an extension of the maturity date. The Company also modified eleven construction and land development loans with a recorded investment of $6.4 million prior to modification which had previously been deemed TDRs and continued to be TDRs following the current modification. These modifications were the result of extensions, typically for a six-month period, and did not result in a reduction in the contractual interest rate or a write-off of the principal balance. Such loans are considered collateral dependent and were being carried at the fair value of the underlying collateral prior to modification. The Company modified one commercial loan with a recorded investment of $2.6 million prior to modification, which had previously been deemed a TDR and continued to be classified as such following the current modification. The modification granted a six-month interest-only period so that the borrower could make repairs to the property. This loan is considered collateral dependent and was being carried at the fair value of the underlying collateral prior to modification. In addition, the Company modified one commercial loan with a recorded investment of $2.3 million prior to modification, which was deemed to be a TDR. The modification resulted in an increase in the loan balance of $198,000, which was applied to another loan owned by the Bank. In addition, the term was extended five years. There was no change in the contractual interest rate, and the modification did not result in any measured impairment or specific allowances. This loan is considered collateral dependent and was being carried at the fair value of the underlying collateral.

During the quarter ended March 31, 2012, the Company modified two residential loans with a recorded investment of $155,000 prior to modification, which were deemed to be TDRs. These modifications were the result of an extension of the maturity date and did not result in a reduction in the contractual interest rate or a write-off of the principal balance.

The Company also modified ten construction and land development loans with a recorded investment of $17.9 million prior to modification which had previously been deemed TDRs and continued to be TDRs following the current modification. These modifications were the result of extensions, typically for a six-month period, and did not result in a reduction in the contractual interest rate or a write-off of the principal balance. Such loans are considered collateral dependent and were being carried at the fair value of the underlying collateral prior to modification. In addition, the Company modified one commercial loan with a recorded investment of $3.0 million prior to modification, which was deemed to be a TDR. The modification extended the term three months and required the borrower to make a $1.5 million principal payment. There was no change in the contractual interest rate, and the modification did not result in any measured impairment or specific allowances.

During the quarter ended December 31, 2011, the Company modified five land development loans, with a recorded investment of $3.2 million prior to modification, which had previously been deemed TDRs and continued to be TDRs following the current modification. These modifications were the result of extensions, typically for a six-month period, and did not result in a reduction in the contractual interest rate or a write-off of the principal balance. Such loans are considered collateral dependent, and the modifications resulted in specific loss allowances of $418,000, based upon the fair value of the collateral.

During the fiscal year ended September 30, 2011, the Company modified three residential loans, with a recorded investment of $792,000 prior to modification, which were deemed TDRs. The modifications, which lowered the interest rates, extended the maturity dates, and forgave $25,000 of loan principal, resulted in specific loss allowances of $53,000 based upon the present value of expected future cash flows, discounted at the contractual interest rate of the original loan agreement. In addition, the Company modified five commercial real estate loans during the year, with a recorded investment of $5.6 million prior to modification, which were deemed TDRs. The Bank lowered the interest rate, extended the maturity dates, and, in the case of one modification, disbursed additional funds for improvements to the property. Prior to modification one such commercial real estate loan was considered impaired and collateral dependent, and had been written down to the fair value of the collateral, less costs to sell. The remaining four commercial real estate loans were deemed impaired and collateral dependent at the time of modification. However, the fair value of the collateral, less costs to sell, was in excess of the recorded investment in the loan. Therefore, the Bank did not record a specific reserve related to these TDRs. Also during the fiscal year, the Company modified ninety-six land development loans, with a recorded investment of $98.5 million prior to modification, which were deemed TDRs. These modifications were the result of extensions, typically for a six-month period, and did not result in a reduction in the contractual interest rate or a write-off of the principal balance. Such loans are considered collateral dependent, and the modifications resulted in specific loss allowances of $24.7 million, based upon the fair value of the collateral.

TDRs secured by residential properties with a recorded investment of $4.0 million, TDRs secured by commercial properties with a recorded investment of $11.4 million, and TDRs secured by land development properties with a recorded investment of $2.6 million defaulted during the year ended September 30, 2012. TDRs secured by residential properties with a recorded investment of $395,000, TDRs secured by commercial properties with a recorded investment of $3.8 million, and TDRs secured by land development properties with a recorded investment of $8.9 million defaulted during the year ended September 30, 2011. Management considers the level of defaults within the various portfolios when evaluating qualitative adjustments used to determine the adequacy of the Allowance for Loan and Lease Losses.

The following table presents the recorded balance of troubled debt restructurings as of September 30. Dollar amounts are expressed in thousands.

	2012	2011
Troubled debt restructurings:
Residential	$6,156	3,868
Residential held for sale	0	0
Commercial real estate	17,384	6,250
Construction & development	39,844	71,687
Commercial	0	0
Installment	0	0

Total	$63,384	81,805

Performing troubled debt restructurings:
Residential	$593	848
Residential held for sale	0	0
Commercial real estate	3,812	6,250
Construction & development	11,521	65,505
Commercial	0	0
Installment	0	0

Total	$15,926	72,603

At September 30, 2012, the Bank had outstanding commitments of $235,000 to be advanced in connection with TDRs. At September 30, 2011, the Bank had outstanding commitments of $1.3 million to be advanced in connection with TDRs.

The following table presents impaired loans, including troubled debt restructurings, as of September 30, 2012. Dollar amounts are expressed in thousands.

		Unpaid		YTD Average	Interest
	Recorded	Principal	Specific	Investment in	Income
	Balance	Balance	Allowance	Impaired Loans	Recognized
Loans without a specific valuation allowance:
Residential	$16,849	19,394	0	18,252	776
Residential held for sale	0	0	0	0	0
Commercial real estate	21,574	30,652	0	24,961	1,796
Construction & development	40,633	45,873	0	46,820	2,658
Commercial	0	0	0	0	0
Installment	68	570	0	69	17

Loans with a specific valuation allowance:
Residential	$4,836	4,910	974	4,836	260
Residential held for sale	0	0	0	0	0
Commercial real estate	3,322	3,955	7	3,949	215
Construction & development	1,634	1,668	42	1,698	100
Commercial	0	0	0	0	0
Installment	0	0	0	0	0

Total:
Residential	$21,685	24,304	974	23,088	1,036
Residential held for sale	0	0	0	0	0
Commercial real estate	24,896	34,607	7	28,910	2,011
Construction & development	42,267	47,541	42	48,518	2,758
Commercial	0	0	0	0	0
Installment	68	570	0	69	17

The following table presents impaired loans, including troubled debt restructurings, as of September 30, 2011. Dollar amounts are expressed in thousands.

		Unpaid		YTD Average	Interest
	Recorded	Principal	Specific	Investment in	Income
	Balance	Balance	Allowance	Impaired Loans	Recognized
Loans without a specific valuation allowance:
Residential	$5,035	5,088	0	5,006	181
Residential held for sale	0	0	0	0	0
Commercial real estate	5,703	5,732	0	5,816	445
Construction & development	31,072	31,074	0	29,786	1,520
Commercial	0	0	0	0	0
Installment	0	0	0	0	0

Loans with a specific valuation allowance:
Residential	$4,591	6,188	1,498	5,299	198
Residential held for sale	0	12	12	11	0
Commercial real estate	11,079	15,985	4,871	13,525	663
Construction & development	49,252	77,322	28,031	58,272	3,413
Commercial	4,675	8,790	4,038	6,063	91
Installment	62	704	640	216	40

Total:
Residential	$9,626	11,276	1,498	10,305	379
Residential held for sale	0	12	12	11	0
Commercial real estate	16,782	21,717	4,871	19,341	1,108
Construction & development	80,324	108,396	28,031	88,058	4,933
Commercial	4,675	8,790	4,038	6,063	91
Installment	62	704	640	216	40

Although the Bank has a diversified loan portfolio, a substantial portion is secured by real estate. The following table presents information as of September 30 about the location of real estate that secures loans in the Bank’s mortgage loan portfolio. The line item “Other” includes total investments in other states of less than $10 million each. Dollar amounts are expressed in thousands.

	2012
	Residential			Construction
	1-4	5 or more	Commercial	and
State	family	family	real estate	development	Total
Missouri	$132,459	17,319	41,306	56,437	247,521
Kansas	41,320	457	15,278	46,573	103,628
Texas	21,519	5,583	41,555	0	68,657
Colorado	5,035	1,595	37,510	0	44,140
California	20,719	0	7,784	0	28,503
Florida	14,459	0	7,313	1,751	23,523
Illinois	5,069	0	11,956	3,180	20,205
Georgia	4,226	847	12,742	0	17,815
Arizona	10,242	0	4,377	2,777	17,396
North Carolina	6,967	0	9,965	0	16,932
Ohio	2,865	0	13,749	0	16,614
Indiana	2,001	0	14,397	0	16,398
Washington	5,463	0	9,007	0	14,470
Other	62,916	4,348	64,471	0	131,735

	$335,260	30,149	291,410	110,718	767,537

	2011
	Residential			Construction
	1-4	5 or more	Commercial	and
State	Family	family	real estate	development	Total
Missouri	$135,518	35,918	47,953	70,646	290,035
Kansas	40,808	5,842	34,356	102,316	183,322
Texas	19,004	6,399	46,876	0	72,279
Colorado	5,452	1,686	40,717	0	47,855
California	19,122	0	7,017	0	26,139
Arizona	9,905	478	11,367	3,896	25,646
Oklahoma	2,880	3,862	18,604	0	25,346
Florida	14,212	872	7,470	2,482	25,036
Illinois	6,504	192	11,217	2,098	20,011
North Carolina	7,698	0	11,611	0	19,309
Ohio	3,159	0	13,691	0	16,850
Indiana	2,069	0	13,847	0	15,916
Washington	5,796	0	9,504	0	15,300
Other	67,508	4,582	69,703	225	142,018

	$339,635	59,831	343,933	181,663	925,062

The Bank issues various representations and warranties and standard recourse provisions associated with the sale of loans to outside investors, which may require the Bank to repurchase a loan that defaults or has identified defects, or to indemnify the investor in the event of a material breach of contractual representations and warranties. Such provisions related to early payoff and early payment default typically expire 90 to 180 days after purchase. Repurchase obligations related to fraud or misrepresentation remain outstanding during the life of the loan. During the fiscal years ended September 30, 2012, 2011 and 2010, the Bank established reserves related to various representations and warranties that reflect management’s estimate of losses based on various factors. Such factors include estimated level of defects, historical repurchase demand, success rate in avoiding claims, and projected loss severity. Reserves are established at the time loans are sold, and updated during their estimated life. During the last seven fiscal years, the Bank sold loans with recourse totaling $9.5 billion, of which $5.7 billion and $4.7 billion remain outstanding at September 30, 2012 and 2011, respectively. It is management’s estimate that the total recourse liability associated with such loans was $5.3 million and $3.5 million at September 30, 2012 and 2011, respectively. The reserve for such losses is included in “Accrued expenses and other liabilities” in the Bank’s consolidated financial statements.

During the fiscal years ended September 30, 2012, 2011 and 2010, the Bank experienced increased losses resulting from investor charges for loans with defects, repurchased loans, and early prepayment and early default penalties. This trend accelerated during the last half of the fiscal 2009 and has continued through fiscal 2012. The Company repurchased or incurred losses on loans with balances of $9.9 million, $11.6 million, and $6.1 million during fiscal year 2012, 2011 and 2010, respectively. Total losses incurred on these loans were $290,000, $1.4 million and $754,000 during fiscal year 2012, 2011 and 2010, respectively. Repurchased loans are recorded at fair value and evaluated for impairment in accordance with GAAP.

The following table presents the activity in the reserve related to representations and warranties for the year ended September 30. Dollar amounts are expressed in thousands.

	2012	2011	2010
Balance at beginning of year	$3,535	2,157	1,063
Additions to reserve	2,022	2,754	1,848
Losses and penalties incurred	(290)	(1,376)	(754)

Balance at end of year	$5,267	3,535	2,157

The increase in repurchase loans and settlement losses related primarily to weak economic conditions, as investors made increased demands associated with the higher level of loans in default. The Bank has had some success in avoiding claims. During fiscal 2012, the Bank successfully cleared twenty-nine out of seventy-one, or forty-one percent, of the repurchase requests that it received. During fiscal 2011, the Bank successfully cleared eighteen out of sixty, or thirty percent, of the repurchase and make whole requests that it received. This success rate is one indicator of future losses, but it is affected by various factors such as the type of claim and the investor making the claim. To the extent that economic conditions, particularly the housing market, do not recover, it is management’s opinion that the Bank will continue to have increased loss severity on repurchased loans, resulting in further additions to the reserve. However, the Bank began to tighten underwriting standards in mid 2008, so it expects a lower level of repurchase requests for loans originated thereafter. At September 30, 2012, the Bank was in the process of negotiating a global settlement with one investor, which would release the Bank from further liability for all known and unknown claims, subject to certain exceptions for fraud committed by Bank employees. Management believes that the current reserve is adequate to cover the expected settlement amount.